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                                                                   Exhibit 10.24


The securities evidenced by this Warrant have not been registered under the Securities Act of 1933 and must be held indefinitely unless they are transferred pursuant to an effective registration statement under the Act, or after receipt of an opinion of counsel satisfactory to the Company that registration is not required.

Warrant No. 1                                         57,858 Shares

                                                      October 1, 1990


                        PREFERRED STOCK PURCHASE WARRANT
                        --------------------------------

                           To Subscribe for Shares of

                      Series B Convertible Preferred Stock

                                       of

                               OBJECT DESIGN, INC.

     THIS CERTIFIES THAT, for value received, PacifiCorp Credit, Inc. d/b/a Pacific Venture Finance, Inc. is entitled to subscribe for and purchase from Object Design, Inc. (the "Company") 57,858 shares of the Company's Series B Convertible Preferred Stock, par value $.001 per share (the "Stock"), at a price of $1.40 per share (with adjustments provided for herein, the "Warrant Price") at any time from the date hereof to and including the earlier of October 1, 2000 and the closing of a Public Offering (as defined in Section 9(b)), subject to the terms and conditions stated herein. This Warrant (the "Warrant") is issued under and pursuant to the terms of a Master Lease and Warrant Agreement dated as of October 1, 1990 between the Company and PacifiCorp Credit, Inc. d/b/a Pacific Venture Finance, Inc. (the "Lease Agreement").



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     1. Exercise of Warrant
        -------------------

     The rights represented by this Warrant may be exercised by the holder hereof in whole or in part by the surrender of this Warrant and delivery of an executed Subscription Agreement in the form appended hereto to the Company at its principal office in Burlington, Massachusetts at any time or times within the period specified above, accompanied by payment for the Stock so subscribed for in cash or by certified or bank check. In the event of the partial exercise of the rights represented by this Warrant, a new Warrant representing the number of shares as to which this Warrant shall not have been exercised shall be promptly issued to the holder. In any event, such new Warrant and a certificate or certificates for the Stock purchased by exercise of this Warrant shall be delivered by the Company to the holder not later than ten days after payment is made for the purchased Stock.

     2. Investment Representation
        -------------------------

     The holder by accepting this Warrant represents that the Warrant is acquired for the holder's own account for investment purposes and not with a view to any offering or distribution and that the holder has no present intention of selling or otherwise disposing of the Warrant or any portion thereof, the underlying shares of Stock or the shares of Common Stock issuable upon conversion of the Stock in violation of applicable securities laws. Upon exercise or conversion, as the case may be, the holder will confirm, in respect of securities obtained upon such exercise or conversion, as the case may be, that he is acquiring such securities for his own account and not with a view to any offering or distribution in violation of applicable securities laws.

     3. Validity of Issue
        -----------------

     The Company warrants and agrees that all shares of Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised the Company will at all times have authorized and reserved a sufficient number of shares of Stock to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of Common Stock of the Company to provide for the conversion of shares of Stock purchased pursuant to this Warrant.

     4. Adjustments to Prevent Dilution
        -------------------------------

     (a) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or

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substantially all of its assets or any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation") shall be effected, then, as a condition of such recapitalization, reclassification, consolidation, merger, or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such recapitalization, reclassification, consolidation, merger or conveyance not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustment of the Warrant Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. Except as hereinafter provided, the Company shall not effect any consolidation or merger unless prior to the consummation thereof the successor corporation shall assume by written instrument executed and mailed to the holder at his address registered on the books of the Company the obligation to deliver to the holder hereof such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. Notwithstanding the foregoing, in the event of a merger or consolidation in which the Company is not the surviving entity, if the Company concludes that it will be unable to satisfy the conditions of this paragraph without a material adverse effect on the terms of such proposed transaction, then the Company shall have the option, prior to or contemporaneously with the closing of such merger or consolidation, to purchase the Warrant from the holder thereof at its then fair value, determined with regard to both the spread between the Warrant Price and the value of the consideration to be received in the transaction and the remaining term of the Warrant. The Company and the holder of the Warrant shall agree on such fair value or, in the event that they are unable to agree, shall submit the question of fair value to binding arbitration before a single arbitrator selected in accordance with the commercial rules of the American Arbitration Association sitting in Boston, Massachusetts, and determined under such rules (any cost of arbitration to be shared equally.)

     (b) In the case of an automatic conversion of the Stock upon the occurrence of any of the events described in Paragraph 6A(2) of the Company's Articles of Incorporation, as amended, filed with the Secretary of The State of Delaware as

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they may be further amended from time to time, the holder hereof shall thereafter be entitled to obtain upon exercise of this Warrant in lieu of the shares of Stock of the Company immediately theretofore purchasable, the number of such shares of Common Stock which such holder would have received had he held the number of shares of Stock subject to the Warrant at the time of the automatic conversion.

     (c) If the Company shall subdivide or combine its shares of outstanding Stock into a greater or smaller number of shares, then in each such case the Warrant Price and the number of shares of Stock issuable upon exercise of this Warrant shall be appropriately adjusted.

     (d) Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice of such adjustment and the adjusted number of shares of Stock issuable upon the exercise of the Warrant by first class mail, postage prepaid, addressed to the holder of this Warrant at his address registered on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment and, if applicable, the increased or decreased number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     5. Notice of Reorganization, etc.
        ------------------------------

     (a) In case at any time:

     (1) The Company shall declare any dividend upon its Stock whether payable in cash, property or Common Stock or make any distribution to the holders of its Common Stock; or

     (2) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation; or

     (3) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each one or more of said cases, the Company shall give at least 20 days' prior written notice, by first class mail, postage prepaid, addressed to the holder at his address registered on the books of the Company of (i) the date on which the books of the Company shall close or a record shall be taken for purposes of ascertaining which shareholders will be entitled to participate in such dividend or distribution or will be entitled to vote on such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; (ii) the date on which the vote shall be taken concerning such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may




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be, is to be effective; and (iii) the date on which such dividend or distribution is to be paid on such reclassification, reorganization, consolidation, merger, dissolution, liquidation, or winding up, as the case may be, is to be effective. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend or distribution or shall be entitled to exchange their stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

     (b) In case at any time the Board of Directors of the Company determines that it may authorize a Public Offering of the Company's Common Stock, then, in each of one or more said cases, the Company shall, as soon as practicable but with no less than 20 days' prior written notice, by first class mail, postage prepaid, so notify the holder of this Warrant. Upon such notification, the holder of this Warrant may elect to exercise this Warrant, in whole or in part, in a manner consistent with Section I hereof, contingent upon the closing of such Public Offering.

     6. Issuance of Additional Stock
        ----------------------------

     The Company shall give to the holder hereof at least 20 days' prior written notice, by first class mail, postage prepaid, addressed to the holder at his address registered on the books of the Company, of the record date for determining the holders of Stock who shall be granted rights as a class to subscribe for or to purchase, or any options for the purchase of, Common Stock or convertible securities, to the end that the holder hereof may exercise his rights to acquire Stock under this Warrant, by delivery of an executed Subscription Agreement in accordance with Section I prior to such record date, and may thereby receive the same rights as other holders of Common Stock on such record date.

     7. Transferability
        ---------------

     Without the prior written consent of the Company, this Warrant, the Stock, the shares of Common Stock issuable upon conversion of such Stock or any other securities issuable upon exercise of the Warrant or conversion of the securities issuable upon exercise of the Warrant may not be transferred to any person or entity which directly or indirectly is in competition with the Company.

     8. Right to Convert Warrant.
        ------------------------

     (a) The Warrantholder shall have the right to require the Company to convert this Warrant (the "Conversion Right"), in whole but not in part, as provided in Section 8(b) below, into shares of Stock as provided for in this
Section 8. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any


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Exercise Price) that number of shares of Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Stock in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Stock immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Stock immediately prior to the exercise of the Conversion Right.

     (b) The Conversion Right may be exercised by the Warrant holder upon the closing of the Public Offering or at any time or from time to time after the Company's Common Stock is traded on an exchange, on the over the counter market or on the NASDAQ National Market System (as hereafter defined) and prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Preferred Stock the Warrant holder will purchase pursuant to such conversion and (ii) a place and at not less than five nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

     (c) At any closing under the Section 8(b) hereof, (i) the Warrant holder will surrender the Warrant and (ii) the Company will deliver to the Warrantholder a certificate or certificates for the number of shares of Stock issuable upon such conversion together with cash, in lieu of any fractional shares.

     (d) Fair Market Value of a share of Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock (the "Common Stock") as of such Determination Date multiplied by the number of shares of Common Stock into which a share of Stock is convertible. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

          (i) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, then the closing or last sale price, respectively, reported for the business day immediately preceding the Determination Date.

          (ii) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the business day immediately preceding the Determination Date.


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          (iii) If the Company's Common Stock is traded on more than one exchange or on an exchange or exhanges and the NASDAQ National Market System or the over the counter market, then the lowest price as determined in Sections 8(d)(i) through (ii) above, as the case may be.

          (iv) If the Determination Date is the date on the occurrence of a Public Offering then the public offering price (before deducting commissions, discounts or expenses) at which the Common Stock, if any, is sold in such offering.

          (v) Notwithstanding anything to the contrary contained in this Section 8, the holder of the Warrant shall not be entitled to convert the Warrant (i) unless such holder has paid at least the par value for the Stock issuable upon conversion and (ii) if, in the opinion of the Company's counsel, the Company is insolvent at the time of conversion or would be rendered insolvent thereby.

     9. Miscellaneous
        -------------

     (a) As used herein the term "Common Stock" shall mean and include the Company's presently authorized Common Stock, par value $.001 per share, and stock of any other class into which such presently authorized Common Stock may hereafter have been changed. For the purposes of Sections 4, 5 and 6, the term "Common Stock" shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

     (b) As used herein the term "Public Offering" shall mean a public sale for the account of the Company of Common Stock or securities convertible into or exchangeable for shares of Common Stock, as specified in Paragraph 6A(2)(ii) of the Company's Articles of Incorporation, as amended, filed with the Secretary of The State of Delaware, as they may be further amended from time to time.

     (c) This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares which may be subscribed for and purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

     (d) This Warrant is exchangeable, upon the surrender thereof at the office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to

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subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

     (e) This Warrant and the name and address of the holder may have been registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the absolute owner of this Warrant for all purposes.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed, and attested by its Secretary on the date first written above.

                              OBJECT DESIGN, INC.

                              By: /s/ Kenneth E. Marshall
                                  ----------------------------------
                                  President

[Seal]

Attest:

By: /s/ John Patterson
    ----------------------
    Secretary




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                             SUBSCRIPTION AGREEMENT


To: Object Design, Inc.

     The undersigned, pursuant to the provisions set forth in Warrant No. _____, hereby agrees to subscribe for the purchase of ______ shares of the Stock covered by such Warrant, and makes payment herewith in full therefor at the Warrant Price.

                              Signature ________________________________
                              Address  _________________________________
                              Date _____________________________________

                               * * * * * * * * * *



















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                                   ASSIGNMENT

     For value received _____________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under Warrant No. ____________________ with respect to the number of shares of Stock covered thereby set forth below:

Name of Assignee             Address                   No. of Shares
- ----------------             -------                   -------------




Dated: ______________, 19___


                               Signature _______________________________
                               Address__________________________________
                                      __________________________________









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